Exhibit 99.1

Helmerich & Payne, Inc. Meetings with Investors February 8-9, 2017

Statements within this presentation are “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements other than statements of historical facts included in this presentation, including, without limitation, statements regarding the Company’s future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward looking statements. For information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” and “Management’s Discussion & Analysis of Financial Condition and Results of Operations” sections of the Company’s SEC filings, including but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q. As a result of these factors, Helmerich & Payne, Inc.’s actual results may differ materially from those indicated or implied by such forward-looking statements. We undertake no duty to update or revise our forward-looking statements based on changes in internal estimates, expectations or otherwise, except as required by law. Forward-looking Statements

Very strong balance sheet Most capable land drilling fleet Market share leader in the U.S. Robust term contract backlog Operational strategy focused on continued innovation, safety, performance excellence, reliability and customer satisfaction About Helmerich & Payne (H&P)

H&P’s Strong Balance Sheet (As of September 30, 2016) 1. Total Capitalization is defined as Total Debt plus Shareholders' Equity. Total-Debt-to-Total-Capitalization Ratio1 Source: Company Filings.

Current Dividend Yields Source: Thomson Reuters. Yields calculated as of market close on February 3, 2017.

H&P’s Global Rig Fleet * Estimates include existing rigs and announced new build commitments.

U.S. Land Market Share Leader Note: The above estimates corresponding to market share are derived from Rig Data. Additionally, the drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower. As of January 2017 (~730 Active Rigs in U.S. Land)

H&P Global Fleet Under Term Contract The above term contract coverage excludes long-term contracts for which the Company received early contract termination notifications as of 2/8/17. Given notifications as of 2/8/17, the Company expects to generate approximately $6 million in the second fiscal quarter of 2017 and over $25 million thereafter from early terminations corresponding to long-term contracts. Additionally, related to the notification of five rigs previously under long-term contracts in Argentina, the company expects early termination fees to further favorably impact operating income in the near future. All of the above rig contracts include provisions for early termination fees. Some of the new build deliveries may be delayed in exchange for compensation from customers, but the corresponding total backlog would remain the same or potentially increase. *

H&P vs. Industry U.S. Land Customer Base Note: The above estimates corresponding to the active rig fleet in the U.S. are derived from multiple sources including Rig Data. The category “Large Operators” includes majors and large independent E&P operators.

U.S. Land Drilling Market Conditions The outlook has been improving, and there is greater optimism in the market. The level of demand for contract drilling services has been rapidly increasing. Customer well designs are increasingly more complex and require high quality, high performing AC drive rigs. The market is providing a great opportunity for the reactivation of AC drive rigs with the right capabilities. Spot pricing remains low, but it is moving from the mid-teens to the high-teens level for high quality, high performing AC drive rigs.

Drilling Activity in the U.S.

Note: The above estimates corresponding to horizontal and directional rig activity by power type are derived from multiple sources including Rig Data and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. Certain assumptions were made in relation to the power systems on certain unidentified rigs. U.S. Land Horizontal and Directional Activity (As of January 2017)

The Replacement Cycle: Customer Adoption

U.S. Land Market (as of January 2017)

Top 10 E&P Operators
(~175 Active Rigs by Power Type)


Legacy Rigs 13%
AC Drive Rigs 87%

Next ~90 E&P Operators
(~385 Active Rigs by Power Type)


Legacy Rigs 30%
AC Drive Rigs 70%

Remaining E&P Operators
(~170 Active Rigs by Power Type)


AC Drive Rigs 35%
Legacy Rigs 65%

Top 10 E&P Operators	Next ~90 E&P Operators	Remaining E&P Operators
They represent the 10 most active E&P operators and employ ~24% of the industry's active drilling rigs.	They represent the next ~90 most active operators and employ ~52% of the industry's active drilling rigs.	They represent all other remaining active operators and employ ~24% of the industry's active drilling rigs.
~95% of their rigs are drilling horizontal or directional wells.	~95% of their rigs are drilling horizontal or directional wells.	~70% of their rigs are drilling horizontal or directional wells.
~10% of their rigs are drilling horizontal or directional wells with SCR or Mechanical rigs.	~26% of their rigs are drilling horizontal or directional wells with SCR or Mechanical rigs.	~38% of their rigs are drilling horizontal or directional wells with SCR or Mechanical rigs.

Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. Certain assumptions were made in relation to the power systems on certain unidentified rigs.

The Replacement Cycle Continues

As of January 2017
(~730 Active Rigs in U.S. Land By Power Type)


Mechanical Rigs 16%
SCR Rigs 18%
AC Drive Rigs 66%

As of October 2008 (Peak)
(~1,925 Active Rigs in U.S. Land By Power Type)


AC Drive Rigs 15%
Mechanical Rigs 51%
SCR Rigs 34%

As of October 2014 (Peak)
(~1,930 Active Rigs in U.S. Land By Power Type)


Mechanical Rigs 31%
AC Drive Rigs 41%
SCR Rigs 28%

Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower. Certain assumptions were made in relation to the power systems on certain unidentified rigs.

H&P’s Lead in U.S. Land 1,500 hp AC Drive Rigs * The above estimates corresponding to U.S. lower 48 1,500 hp AC Drive fleets are derived from Rig Data and corporate filings. ** Estimated number of all other available AC Drive rigs not including those owned by HP, NBR, PTEN, and PDS.

H&P’s Lead in U.S. Land 1,500 hp AC Drive Rigs * The above estimates corresponding to U.S. lower 48 1,500 hp AC Drive fleets with a 750,000 lbs. mast hookload are derived from Rig Data and corporate filings. ** Estimated number of all other available AC Drive rigs not including those owned by HP, PTEN, NBR, and PDS. with 750,000 lbs. Mast Hookload

Capturing Opportunities in U.S. Land Market H&P’s total U.S. land market share (at ~18%) continues to rise since the peak H&P’s market share is also growing in the AC drive rig segment (~27%), which continues to rapidly expand 2017 capital expenditures increased in response to sharp improvement in customer demand Incremental capital expenditures are being directed to meet higher rig specifications necessary to effectively drill the more complex well profiles that are increasingly preferred by customers

(~480 Rigs as of January 2017) Active AC Drive U.S. Rig Market Share Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was greater than or equal to 600 horsepower.

H&P Uniquely Positioned – Family of SolutionsTM Positioned to take market share in a strong or moderate market recovery Uniquely leveraged to provide E&P companies the rig of choice Design of the FlexRig fleet allows for a broad range of rig upgrades

Incremental CapEx Upgrade Opportunities 7,500 psi mud circulating systems Multiple-well pad drilling capability Building additional FlexRig3 skid systems FlexRig3 prototype walking system Third mud pump 25,000+ ft setback capability Increased mud volume capability Other customer specific upgrades

H&P U.S. Land Fleet – Family of Solutions™

350 Available H&P U.S. Land Rigs

1,500 hp AC Drive FlexRigs*, including 270 Upgraded or Upgradeable to Rig Specifications in High Demand**


3,000 hp SCR Rigs (2)
1,150 hp AC Drive FlexRigs (22)
1,500 hp AC Drive FlexRigs* (326)
Other (~56)
Upgraded (~100)
Potential Upgrade Candidates (~170)

* Roughly 60% are optimal for multiple-well pad drilling applications.

** AC drive FlexRigs with 1,500 hp drawworks and 750,000# hookload ratings (270) that do not already have 7,500 psi mud circulating systems and multiple-well pad drilling systems can be upgraded to include these two capabilities. These five combined rig specifications are in high demand and fit the description of what some industry followers refer to as “super-spec” rigs (“Upgraded”). Additional capabilities, including third mud pumps, 25,000’ setback, increased mud volume, etc., may also be included to meet customer requirements.

H&P’s Experience and Expertise Have the people, systems and the operational support structures to drive top performance and reliability Over 1,900 rig years of AC drive operational experience Expertise in designing, building and now upgrading the fleet provides the best value solution for the customer

H&P Very Well Positioned to Gain Share Note: The above estimates are derived from multiple sources including Rig Data and corporate filings. * Includes ~145 FlexRigs that have been or can be upgraded to what some industry followers refer to as “super-spec” rigs. ** Estimated number of idle 1,500 hp AC Drive Land rigs not including those owned by HP, NBR, PTEN, PDS, and UNT. Idle 1,500 hp AC Drive Land Rigs (as of January 2017)

H&P’s U.S. Land Fleet Activity (1) Includes rigs on standby dayrates. Includes completed new builds pending delivery and not generating revenue days. (2)

Leading U.S. Unconventional Driller (142 H&P Contracted Land Rigs as of 2/8/17)

Ongoing U.S. Land Market Trends Unconventional plays continue to shape the landscape. Well designs are increasingly complex, including longer laterals and more challenging drilling requirements. Customers continue to focus on safety, efficiency, technology, and reliable drilling performance. AC drive rigs are best suited and continue to be upgraded for more demanding drilling requirements. The replacement cycle is expected to continue.

Increasing Focus on More Difficult Drilling

Performance is Not Only About Better Rigs Our competitive advantage is also about: People Safety Experience Training Culture Support Structure Processes Organizational Network Maintenance Supply Chain

Center of Excellence – Tulsa, OK Support Structure Data Analysis Best Practices 24/7 Technical and Performance Solutions:

H&P’s Long Term Strategy Innovation Technology Safety, operational excellence and reliability Customer satisfaction Financial strength

Additional References

Second Fiscal Quarter H&P Outlook (As of January 26, 2017) Drilling Operations Outlook for 2Q of Fiscal 2017 Compared to 1Q of Fiscal 2017 U.S. Land Segment Revenue days expected to increase by roughly 30% to 35% Average rig revenue per day expected to be roughly $22,400 (excluding the impact from early termination revenue) Average rig expense per day expected to be roughly $14,900 Offshore Segment Revenue days expected to decrease by approximately 10% Average rig margin per day expected to be approximately $12,000 International Land Segment Revenue days expected to decrease by approximately 38% Average rig margin per day expected to be roughly $5,000 (excluding the impact from early termination revenue)

Estimated H&P Activity as of February 8, 2017 Rigs Working/ Contracted 142 142 0 7 8 157 Rigs Available 350 348 2 9 38 397 % Contracted 41% 41% 0% 78% 21% 40% U.S. Land AC Drive FlexRigs SCR Fleet Offshore International Land Total

Technology & Quality Service Make a Difference (1) Does not include the impact of early contract termination revenue. (2) Represents weighted-average rig margin per day for PTEN, NBR, PDS, and UNT. H&P’s Margin Premium (1) (2)

H&P’s Lead in U.S. Land AC Drive Rigs * The above estimates corresponding to U.S. lower 48 AC Drive fleets are derived from Rig Data and corporate filings. ** Estimated number of all other available AC Drive rigs not including those owned by HP, NBR, PTEN, and PDS.

U.S. Activity by Well and Rig Type Note: The above estimates corresponding to rig activity and rig type are derived from multiple sources including Rig Data and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower. ~730 Active U.S. Land Rigs (January 2017) Horiz & Dir AC Drive Rigs Horiz & Dir SCR & Mech Rigs Vertical All Rigs

Contracted Idle Total Long-term Contracts Argentina 5 14 19 5 Bahrain 1 2 3 Colombia 2 6 8 Ecuador 6 6 U.A.E. 2 2 Total 8 30 38 5 H&P’s International Land Operations Rigs on term contract that have greater than or equal to 180 days remaining. 5 of 25 FlexRigs, included in the international fleet of 38 rigs, are under long-term contracts. (2) Rig Fleet Status (as of February 8, 2017) (1)

Number of Rigs Already Under Long-Term Contracts* (Estimated Quarterly Average, Including Announced New Builds - as of 2/8/17) H&P Global Fleet Under Term Contract Segment Q2 Q3 Q4 Q1 Q2 Q3 Q4 FY17 FY17 FY17 FY18 FY18 FY18 FY18 U.S. Land 85.6 81.6 68.7 61.3 46.0 37.5 31.0 International Land 7.0 6.0 5.0 5.0 5.0 5.0 5.0 Offshore 2.0 2.0 2.0 2.0 2.0 1.9 0.3 Total 94.6 89.6 75.7 68.3 53.0 44.4 36.3 * The above term contract coverage excludes long-term contracts for which the Company received early contract termination notifications as of 2/8/17. Given notifications as of 2/8/17, the Company expects to generate approximately $6 million in the second fiscal quarter of 2017 and over $25 million thereafter from early terminations corresponding to long-term contracts. Additionally, related to the notification of five rigs previously under long-term contracts in Argentina, the company expects early termination fees to further favorably impact operating income in the near future. All of the above rig contracts include provisions for early termination fees. Some of the new build deliveries may be delayed in exchange for compensation from customers, but the corresponding total backlog would remain the same or potentially increase.

The FlexRig Difference: Key Advantages Increased drilling productivity and reliability Variable frequency AC technology providing precise control and increased capability Computerized electronic driller more precisely controls down-hole parameters FlexRig designs are suited for both efficient well to well moves and multiple-well pad applications Accelerated well programs and NPV gains A safer and more environmentally friendly workplace Fleet size and uniformity Total well cost savings even at premium dayrates H&P’s FlexRig Advantage

Theoretical 20% Efficiency 40% Efficiency Base Case Improvement Improvement 1. Drilling days average 13.5 10.8 8.1 Other days average 5.0 4.0 3.0 Moving days average (several multi-well pads) 1.5 1.2 0.9 Total rig days per well 20.0 16.0 12.0 Efficiency (Reduced Well Cycle Time) - 20% 40% 2. Drilling contractor dayrate $15,000 $20,000 $25,000 Operator’s other intangible (services) $35,000 $35,000 $35,000 cost per day estimate Total daily cost estimate $50,000 $55,000 $60,000 Total cost per well (daily services) $1,000,000 $880,000 $720,000 3. Total well savings for customer – per well $120,000 $280,000 (12% Savings) (28% Savings) per year $2.74 MM $8.52 MM 4. Incremental number of wells per rig per year 4.6 wells 12.2 wells The Value Proposition: The Power of Efficiency

Ten-Year Relative Shareholder Return Source: Thomson Reuters as of February 3, 2017.

Land Drilling Market Valuations Source: Thomson Reuters as of February 3, 2017.

Oil vs. Natural Gas Directed Rig Count

Oil and Natural Gas Prices Source: Energy Information Administration and Thomson Reuters. Oil Prices Natural Gas Prices